UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

LQR HOUSE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41778	86-1604197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6538 Collins Ave. Suite 344 Miami Beach, Florida	33141
(Address of principal executive offices)	(Zip Code)

(786) 389-9771

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	YHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2025, LQR House, Inc. (the “Company”), entered into securities purchase agreements (the “Purchase Agreements”) with certain investors (the “Investors”), and directors, officers and employees of the Company (the “Insiders” together with the Investors, the “Purchasers”) for the purchase and sale of an aggregate of 7,249,972 shares of the Company’s common stock (the “Shares”) in a registered direct offering (the “Offering”). The Shares were sold at a purchase price of $0.90 per share, for aggregate gross proceeds to the Company of approximately $6,524,974.80, before deducting placement agent fees and expenses.

Pursuant to a placement agency agreement (the “Placement Agency Agreement”) dated as of December 17, 2025, between the Company and A.G.P/Alliance Global Partners (the “Placement Agent”), the Company engaged the Placement Agent to act as the Company’s sole placement agent in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to five percent (5.0%) of the gross proceeds received by the Company from the sale of the Shares to the Purchasers.

The Offering closed on December 19, 2025.

The Shares were offered and issued, pursuant to the Prospectus Supplement filed to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-282118) which was filed with the Securities and Exchange Commission on September 13, 2024 and declared effective on September 20, 2024.

McDonald Carano LLP, special counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing descriptions the Purchase Agreements and the Placement Agency Agreement are qualified by reference to the full text of which documents, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 8.01 Other Events.

On December 18, 2025, the Company issued a press release regarding the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit
5.1	Opinion of McDonald Carano LLP
10.1	Form of Securities Purchase Agreement
10.2	Form of Placement Agency Agreement
99.1	Press release, dated December 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LQR HOUSE INC.

Dated: December 19, 2025	By:	/s/ Sean Dollinger
	Name:	Sean Dollinger
	Title:	Chief Executive Officer

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